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                                                                 Exhibit 10.7

                                   WICKES INC.

                 SPECIAL SEVERANCE AND STAY INCENTIVE BONUS PLAN


      This SPECIAL SEVERANCE AND STAY INCENTIVE BONUS PLAN (the "Plan") was adopted by the Compensation and Benefits Committee (the "Committee") of the Board of Directors of Wickes Inc. (the "Company") on November 25, 1997, to provide certain cash bonus awards to selected key employees of the Company.

Definitions
-----------

      For the purpose of this Plan, the following terms shall have the meaning shown:

     Affiliate.   As  defined in the rules and regulations adopted  by  the
     Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     Base Compensation. The greater of (i) the amount of "deemed base compensation" shown by a Participant's name on his Schedule 1 hereto (which may be different than a Participant's actual base compensation) or (ii) the highest annual rate of base compensation to which a Participant becomes entitled to receive from the Company or any Company Related Entity at any time after the date hereof and on or before, in the case of a determination of a Special Severance Bonus, the date a Participant ceases to be a Company Employee, or, in the case of a determination of a Stay Incentive Bonus, the Group Transfer Date or Change of Control Date, as appropriate.

     Bonus Period. The period commencing on the date hereof and ending on the earliest to occur of (i) 12:00 Midnight Eastern Time on December 31, 1999, (ii) a Group Transfer Date or (iii) a Change of Control Date; provided, that if the Company shall on or before 12:00 Midnight Eastern Time of December 31, 1999 have publicly announced, or entered into a letter of intent or definitive agreement with respect to, a transaction that would effect a Group Transfer or Change of Control and such Group Transfer or Change of Control has not been completed, the Bonus Period shall end immediately after the occurrence after 12:00 Midnight Eastern Time on December 31, 1999 of any of the following (w) the public announcement by the Company that such transaction or agreement has been abandoned or terminated, (x) completion of the Group Transfer or Change of Control contemplated by the agreement, letter of intent or announcement, (y) the date six months after the date of such announcement or letter of intent if a definitive agreement with respect to the transaction has not been entered into or (z) one year after the date a definitive agreement with respect to the transaction is entered into.

     Bonus Percentage.  The Bonus Percentage for a Participant shown on his
     Schedule 1 hereto.

     Cause. (i) The willful misconduct of a Participant, (ii) the failure by a Participant substantially to perform his duties as a Company Employee (including any failure attributable to physical or mental incapacity) other than as a result of termination of employment by a Participant under any of the circumstances described under the heading "Special Severance Bonus; Stay Incentive Bonus - Constructive

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     Termination"  below  or (iii) the failure of a Participant  to  accept employment requested by the Company as a Transferee Employee in connection with a Group Transfer.

     Change of Control.  The occurrence of any one of the following:

                (i) individuals who, as of December 1, 1997, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company; provided, however, that any individual becoming a director subsequent to December 1, 1997 whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this propose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company;

                (ii) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company, other than in a transaction with Riverside (a "Business Combination"), in each case, unless, following such Business Combination, (a) no Person beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities of the Company or the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns all or substantially all of the Company's assets) and (b) at least a majority of the members of the board of directors of the Company or such corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board of Directors of the Company, providing for such Business Combination; or

                (iii) the acquisition or gaining of ownership or control (including, without limitation, power to vote) of more than 50% of the Company's then outstanding voting securities entitled to vote on a regular basis for a majority of the Company's Board of Directors, by any Person (other than Riverside).

     Change of Control Date. The time at which a Change of Control is effected.

     Company.  Wickes Inc.

     Company Employee. A person who is an employee of the Company, one or more Company Related Entities, or the Company and one or more Company Related Entities.

     Company Severance Plan. Any severance plan or arrangement of the Company or any Company Related Entity or any employment or severance agreement or arrangement between a Participant and the Company or any Company Related Entity.

     Company  Related  Entity.   A subsidiary of  the  Company  within  the
     meaning of the Securities Exchange Act of 1934, as amended.

                                        2

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     Disability.  As used herein, "Disability" shall have the same  meaning as under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Company who are regularly employed on a salaried basis, or, if there shall be no such plan, as reasonably determined by the Company.

     Election Form. The election form attached hereto as Schedule 2 with respect to a Special Severance Bonus or Stay Incentive Bonus.

     Group Transfer. Any transfer by the Company or any Company Related Entity of the operations of more than one building center or manufacturing facility, or both, in connection with which transfer a Participant is offered employment by the transferee with compensation and non-severance benefits substantially similar to those provided by the Company or such Company Related Entity immediately prior to the Group Transfer Date and the Company or such Company Related Entity requests a Participant to accept such offer of employment and thereby to cease being a Company Employee.

     Group Transfer Date. The time at which a Group Transfer is effected.

     Participants.   Those  key employees of the Company  and  any  Company
     Related Entity selected by the Committee and who shall have received and executed a Schedule 1 hereto signed on behalf of the Company.

     Person.   An  individual, entity or group (within the  meaning  of  Section
     13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended.

     Riverside.  Riverside Group, Inc. or any of its Affiliates.

     Special Severance Bonus. The amount determined as set forth under the heading "Special Severance Bonus; Stay Incentive Bonus - Special Severance Bonus" below.

     Stay  Incentive Bonus.  The amount determined as set forth  under  the
     heading  "Special  Severance  Bonus;  Stay  Incentive  Bonus  -   Stay
     Incentive Bonus" below.

     Transferee Employee. A Participant who becomes an employee of the transferee in a Group Transfer, one or more Transferee Related
     Entities,  or  such  transferee and one  or  more  Transferee  Related
     Entities.

     Transferee Related Entity. A corporation, partnership or other entity that is an Affiliate of the transferee in a Group Transfer.

Special Severance Bonus; Stay Incentive Bonus
---------------------------------------------

     Special Severance Bonus. In the event a Participant ceases to be a Company Employee during the Bonus Period as a result of the termination of his employment by the Company or a Company Related Entity other than for Cause or Disability, a Participant may elect to receive either: (i) a Special Severance Bonus, in a lump sum in cash, equal to the product obtained by multiplying the Participant's Bonus Percentage by the amount of the Participant's Base Compensation or (ii) any severance benefits for which a

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     Participant  is  then otherwise eligible under any Company  Severance  Plan
     (other  than this Plan).   The Company shall give a Participant  notice  of
     his right to make such election, and shall provide the Participant with an Election Form, within ten business days after the date a Participant's right  to  make  such election arises.  In order to elect  to  receive  the
                                             -----------------------------------
     Special  Severance Bonus, a Participant must (i) complete, sign and deliver
     ---------------------------------------------------------------------------
     to  the Company an Election Form within ten business days of his receipt of
     ---------------------------------------------------------------------------
     notice  from  the  Company and (ii) waive all rights to receive  any  other
     ---------------------------------------------------------------------------
     severance benefits under any Company Severance Plan (other than this  Plan)
     ---------------------------------------------------------------------------
     and  release the Company from employment-related claims as set forth on the
     ---------------------------------------------------------------------------
     Election  Form.  If a Participant shall not have made such election  within
     ---------------------------------------------------------------------------
     such  time  period,  he  shall be deemed to have DECLINED  to  receive  the
     ---------------------------------------------------------------------------
     Special  Severance Bonus, in which event he shall retain the right  to  any
     ---------------------------------------------------------------------------
     severance  benefits  for  which  he is then otherwise  eligible  under  any
     ---------------------------------------------------------------------------
     Company  Severance Plan (other than this Plan).  The Company shall pay  the
     ----------------------------------------------
     Special Severance Bonus, if elected by the Participant, promptly, and in no event later than 20 business days, after a Participant elects to receive such Special Severance Bonus.

     Stay Incentive Bonus. If a Participant shall have remained a Company Employee from the date hereof through any Group Transfer Date or Change of Control Date that occurs during the Bonus Period, a Participant may elect to receive either: (i) subject to the limitations set forth below in this paragraph, a Stay Incentive Bonus equal to the product obtained by multiplying the Participant's Bonus Percentage by the amount of the Participant's Base Compensation or (ii) any severance benefits for which a Participant is then otherwise eligible under any Company Severance Plan (other than this Plan). The Company shall give a Participant notice of his right to make such election, and shall provide the Participant with an
     Election Form, within ten business days after the Group Transfer Date or Change of Control Date, as appropriate. In order to elect to receive the
                                               ---------------------------------
     Stay Incentive Bonus, a Participant must (i) complete, sign and deliver  to
     ---------------------------------------------------------------------------
     the  Company  an Election Form within ten business days of his  receipt  of
     ---------------------------------------------------------------------------
     notice  from  the  Company and (ii) waive all rights to receive  any  other
     ---------------------------------------------------------------------------
     severance benefits under any Company Severance Plan (other than this  Plan)
     ---------------------------------------------------------------------------
     and  release the Company from employment-related claims as set forth on the
     ---------------------------------------------------------------------------
     Election  Form.  If a Participant shall not have made such election  within
     ---------------------------------------------------------------------------
     such  time period, he shall be deemed to have DECLINED to receive the  Stay
     ---------------------------------------------------------------------------
     Incentive  Bonus, in which event he shall retain the right to any severance
     ---------------------------------------------------------------------------
     benefits  for  which  he  is  then otherwise  eligible  under  any  Company
     ---------------------------------------------------------------------------
     Severance Plan (other than this Plan).  If a Participant elects to  receive
     -------------------------------------
     a Stay Incentive Bonus, one-half of such Stay Incentive Bonus shall be paid by the Company in a lump sum in cash promptly, and in any event within 20 business days, after receipt by the Company of the Participant's election. If and only if a Participant remains a Transferee Employee or Company Employee on the date six months after the Group Transfer Date or Change of Control Date, as appropriate, or a Participant ceases to be a Transferee Employee or Company Employee after the Group Transfer Date or Change of Control Date, as appropriate, but before such date because of death or Disability or termination by the employer other than for Cause, the remaining one-half of the Stay Incentive Bonus shall be paid by the Company in a lump sum in cash on the date six months after the Group Transfer Date or Change of Control Date, as appropriate, or promptly after the date of such earlier termination of employment.

     Only One Bonus. A Participant who becomes eligible to elect to receive a Special Severance Bonus shall not thereafter become eligible to elect to

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

     receive part or all of a Stay Incentive Bonus. Similarly, a Participant who becomes eligible to elect to receive part or all of a Stay Incentive Bonus shall not thereafter become eligible to elect to receive a Special Severance Bonus.

     Constructive Termination. For purposes of determining whether a Special Severance Bonus or a Stay Incentive Bonus is payable under this Plan, the employment of a Participant listed as an Officer on his Schedule 1 hereto shall be treated as having been terminated by the employer other than for Cause if a Participant voluntarily ceases to be a Company Employee or Transferee Employee: (i) at any time when, without a Participant's consent, a Participant shall have been assigned any duties materially inconsistent with a Participant's position (including status, offices, titles and reporting requirements), authority, duties or responsibilities as in effect on the date hereof, or any other action shall have been taken by the employer that results in a material diminution in such position, authority, duties or responsibilities, excluding an isolated, insubstantial and inadvertent action not taken in bad faith and that is remedied by the employer promptly after receipt of notice thereof given by a Participant,
     (ii) at any time when there shall have been a reduction by the employer in a Participant's compensation and benefits as in effect on the date hereof or as the same may be increased from time to time, unless a similar reduction is made with respect to similarly-situated employees, (iii) at any time when the Company shall have required a Participant to be based at any office or location other than in the greater metropolitan area in which the Participant is based on December 1, 1997 or (iv) at any time when the Company shall have required a Participant to travel on Company business to a substantially greater extent that required immediately prior to the date hereof.

     For purposes of determining whether a Special Severance Bonus or a Stay Incentive Bonus is payable under this Plan, the employment of a Participant not listed as an Officer on his Schedule 1 hereto shall be treated as having been terminated by the employer other than for Cause if a Participant voluntarily ceases to be a Company Employee or Transferee Employee at any time when there shall have been a reduction by the employer in a Participant's compensation and benefits as in effect on the date hereof or as the same may be increased from time to time, unless a similar reduction is made with respect to similarly-situated employees.

Mandatory Reduction of Payments in Certain Events
-------------------------------------------------

     Anything in this Plan to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of a Participant (whether paid or payable or distributed or distributable pursuant to the terms of this Plan or otherwise)(a "Payment") would be subject to the exercise tax imposed by Section 4999 of the Code (the "Excise Tax"), then, the amount of any Special Severance Bonus or Stay Incentive Bonus shall be reduced to the maximum amount payable without subjecting any Payment to the Excise Tax. The determination of whether the Excise Tax would be imposed and the determination of the amount of the reduction referred to in the immediately preceding sentence shall be made by the Company's regular independent accounting firm at the expense of the Company or, at the election and expense of a Participant, another nationally recognized independent accounting firm (the "Accounting Firm"), which shall provide detailed supporting calculations. Any determination by the Accounting Firm shall be binding upon the Company and a Participant.

Miscellaneous Provisions
------------------------
                                       5

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     Reorganization,  etc.   The existence of this Special  Severance  and  Stay
     Incentive Award Plan shall not affect in any way the right or power of the Board of Directors or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     Taxes. The Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to a Participant any federal, state or local income taxes of any kind required by law to be withheld with respect to any Special Severance Bonus or Stay Incentive Bonus. The Company, as a condition of the payment of any Special Severance Bonus or Stay Incentive Bonus, may require the payment (through withholding from a Participant's salary or other compensation, payment of cash by a Participant or otherwise).

     No Effect on Employment. Nothing contained in this Plan or related hereto or thereto or referred to herein or therein shall affect, or be construed as affecting, the terms of employment of a Participant, or shall impose, or be construed as imposing, an obligation on (i) the Company or any Company Related Entity to continue the employment of a Participant or (ii) a Participant to remain in the employ of the Company or any Company Related Entity.

     No Third-Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

     Entire Plan; Effect on Company Severance Plans. This Plan supersedes any prior understandings, agreements, or representations by or among the Company and any Participant, written or oral, to the extent they related in any way to the subject matter hereof. This Plan is, however, not intended to affect any other agreement, if any, that may be or have been entered into by a Participant and the Company, except for the effect on Company Severance Plans set forth herein.

     Transfer. No interest in any Special Severance Bonus or Stay Incentive Bonus or this Plan may be assigned, transferred (except by will or the laws of descent and distribution), pledged or hypothecated in any way by a Participant (whether by operation of law or otherwise), and no such interest shall be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of such an interest contrary to the provisions hereof or of the Plan and the levy of any attachment or similar proceeding upon any such interest, shall be null and void and without effect.

     Headings. The headings contained in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

     Governing Law. This Plan shall be governed by, interpreted, and enforced in accordance with Illinois law without giving effect to the principles of conflicts of laws thereof.

     Arbitration; WAIVER OF JURY TRIAL. Any dispute or claim concerning this Plan (to the extent permitted by law), including whether such dispute or claim is arbitrable, will be settled by binding arbitration at Chicago, Illinois, in accordance with the Voluntary Labor Arbitration Rules of the

                                      6

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     American  Arbitration Association; and judgment upon the award rendered  by the arbitrator may be entered in any court having jurisdiction. All costs of the arbitration shall be borne by the Company except to the extent otherwise determined by the arbitrator. IN THE EVENT FOR ANY REASON ARBITRATION IS NOT AVAILABLE OR NOT USED, THEN THE COMPANY AND EACH
     PARTICIPANT  WHO  ELECTS  TO  RECEIVE A SPECIAL  SEVERANCE  BONUS  OR  STAY
     INCENTIVE BONUS HEREUNDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY WITH RESPECT TO THIS PLAN.

     Attorney Fees and Costs. In any arbitration or litigation the Company shall reimburse (on a monthly basis promptly after receipt of request therefor in reasonable detail) a Participant for his reasonable attorney fees and costs (including without limitation fees and costs on appeal) and waives any and all rights to recover same from a Participant if a Participant is the non-prevailing party, whether under any statute or otherwise.

     Amendment. The Committee may amend or supplement this Plan but any such amendment or supplement shall have no effect on persons who are Participants at the time of such amendment or supplement without their written consent.

     Severability. Any term or provision of this Plan that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

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

      IN WITNESS WHEREOF, the Company has caused this Plan to be executed on its behalf as of the date first above written.

                                                            WICKES INC.



                               By___________________________
                                 Albert Ernest, Jr.
                                 Chair
                                 Compensation and Benefits Committee

                                                                      Schedule 1
                                                                      ----------
                                                                  to Wickes Inc.
                                                                  --------------
                                                           Special Severance and
                                                           ---------------------
                                                       Stay Incentive Bonus Plan
                                                       -------------------------

                                PARTICIPANT DATA


               Deemed Base
               -----------
Name           Compensation     Bonus Percentage  Officer (Yes or No)
----           ------------     ----------------  -------------------








Date:  ___________________


                                   WICKES INC.



                                   By___________________________


                                   PARTICIPANT:



                                   _____________________________
                                   Name:

                                                                      Schedule 2
                                                                      ----------
                                                                  to Wickes Inc.
                                                                  --------------
                                                           Special Severance and
                                                           ---------------------
                                                       Stay Incentive Bonus Plan
                                                       -------------------------

                                   WICKES INC.
                 SPECIAL SEVERANCE AND STAY INCENTIVE BONUS PLAN

                                  Election Form
                                  -------------

     I am a Participant in the Wickes Inc. (the "Company") Special Severance and Stay Incentive Plan (the "Plan") and have been notified by the Company that I am eligible to receive a [Special Severance Bonus/Stay Incentive] Bonus (as defined in the Plan). I further acknowledge that (i) I have received and reviewed a copy of the Plan and (ii) have had the opportunity to ask and receive answers to any questions I might have had concerning the operation of the Plan.

     I hereby elect as follows:

     [   ]      I hereby ELECT to receive the [Special Severance/Stay Incentive]
          Bonus for which I am eligible under the Plan. I understand that this election constitutes a waiver of any and all rights to receive severance benefits under any Company Severance Plan (other than the
          Plan). FURTHERMORE, I UNDERSTAND THAT THE COMPANY'S OBLIGATIONS TO ME WITH RESPECT TO SUCH BONUS ARE CONDITIONED UPON MY WAIVER OF EMPLOYMENT-RELATED CLAIMS AGAINST THE COMPANY, AND, IN VIEW THEREOF AND IN CONSIDERATION OF THE COMPANY'S OBLIGATIONS WITH RESPECT TO SUCH BONUS UNDER THE TERMS OF THE PLAN, I ON BEHALF OF MYSELF, MY HEIRS, SUCCESSORS, AND ASSIGNS, AGREE TO AND DO HEREBY WAIVE RELEASE, ACQUIT, AND FOREVER DISCHARGE THE COMPANY AND ITS REPRESENTATIVES, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS, SUCCESSORS, AFFILIATES, HEIRS AND ASSIGNS (COLLECTIVELY, THE "RELEASED PARTIES") FROM ANY AND ALL MANNER OF ACTIONS, CLAIMS, LOSSES AND DAMAGES, WHETHER KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, DIRECT OR INDIRECT, WHICH I EVER HAD, MAY NOW HAVE, OR MAY HEREAFTER HAVE (EXCEPT AS CONTAINED IN THE PLAN) AGAINST ANY OR ALL OF THE RELEASED PARTIES ARISING OUT OF MY EMPLOYMENT BY THE COMPANY OR THE TERMINATION THEREOF. SPECIFICALLY INCLUDED IN THIS WAIVER AND RELEASE ARE, AMONG OTHER THINGS AND WITHOUT LIMITATION, ANY AND ALL CLAIMS (WHETHER KNOWN OR UNKNOWN, MATERIAL OR IMMATERIAL, INDIVIDUAL OR PART OF A CLASS ACTION) OF ALLEGED EMPLOYMENT DISCRIMINATION, WHETHER AS A RESULT OF THE TERMINATION OF MY EMPLOYMENT OR OTHERWISE, UNDER TITLE VII OF THE CIVIL RIGHTS ACTS OF 1964, THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, THE AMERICANS WITH DISABILITIES ACT, THE AGE DISCRIMINATION IN EMPLOYMENT ACT, ANY OTHER FEDERAL, STATE OR LOCAL STATUTE, RULE OR REGULATION, AS WELL AS ANY CLAIMS UNDER FEDERAL, STATE OR LOCAL SAW FOR WRONGFUL DISCHARGE, NEGLIGENT OR INTENTIONAL

          INFLICTION OF EMOTIONAL DISTRESS, BREACH OF CONTRACT, HARASSMENT, FRAUD, OR ANY OTHER UNLAWFUL BEHAVIOR OR ANY TORT OR CIVIL CLAIM, THE EXISTENCE OF ALL OF WHICH IS DENIED BY THE COMPANY. I ALSO AGREE NOT TO INSTITUTE ADMINISTRATIVE PROCEEDINGS OR A LAWSUIT AGAINST ANY OF THE RELEASED PARTIES IN REGARD TO ANY SUCH CLAIMS, DEMANDS, CAUSES OF ACTION, DAMAGES, LOSSES AND EXPENSES, AND I REPRESENT AND WARRANT THAT NO PERSON OR ENTITY HAS INITIATED OR WILL INITIATE SUCH ADMINISTRATIVE PROCEEDINGS OR LAWSUIT ON MY BEHALF.

     [   ]      I  hereby  DECLINE to receive the [Special Severance  Bonus/Stay
          Incentive Bonus] for which I am eligible under the Plan and elect to receive any severance benefits for which I am eligible under any Company Severance Plan (other than the Plan).

                                    [Please check one]



Date:  ___________

        Name:  _________________________________
                   (Signature of stockholder)


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